UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) June 19, 2008

Carnival Corporation	Carnival plc

(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

Republic of Panama	England and Wales

(State or other jurisdiction of incorporation)	(State or other jurisdiction of incorporation)

1-9610	1-15136

(Commission File Number)	(Commission File Number)

59-1562976	98-0357772

(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

3655 N.W. 87th Avenue	Carnival House, 5 Gainsford Street,
Miami, Florida 33178-2428	London SE1 2NE, United Kingdom

(Address of principal executive offices)	(Address of principal executive offices)
(Zip Code)	(Zip Code)

(305) 599-2600	011 44 20 7940 5381

(Registrant’s telephone number, including area code)	(Registrant’s telephone number, including area code)

None	None

(Former name or former address, if changed since last report.)	(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02 Results of Operations and Financial Condition.

          On June 19, 2008 Carnival Corporation & plc issued a press release entitled “Carnival Corporation & plc Reports Second Quarter Earnings.” A copy of this press release is furnished as Exhibit 99.1 to this report. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of either Carnival Corporation or Carnival plc, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

          (d) Exhibits

          Exhibit 99.1 Press release, dated June 19, 2008 (furnished pursuant to Item 2.02).

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARNIVAL CORPORATION		CARNIVAL PLC

By:	/s/Larry Freedman	By:	/s/Larry Freedman

Name: Larry Freedman		Name: Larry Freedman
Title: Chief Accounting		Title: Chief Accounting
Officer and Vice President-Controller		Officer and Vice President-Controller
Date: June 19, 2008		Date: June 19, 2008